                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT: NOVEMBER 21, 1997

                      SOUTHWESTERN BELL TELEPHONE COMPANY

                             A MISSOURI CORPORATION

                           COMMISSION FILE NO. 1-2346

                   IRS EMPLOYER IDENTIFICATION NO. 43-0529710

                    175 E. HOUSTON, SAN ANTONIO, TEXAS 78205

                        TELEPHONE NUMBER (210) 821-4105
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Item 7. Financial Statements and Exhibits

Southwestern Bell Telephone Company is filing herewith the following exhibits:

         (c)     Exhibits.

EXHIBIT
 NUMBER                            DESCRIPTION
-------                            -----------
1                  Underwriting Agreement, dated November 18, 1997, between
                   Southwestern Bell Telephone Company and Morgan Stanley & Co.
                   Incorporated, as representative of the several Underwriters named in Schedule II thereto.

4-a Southwestern Bell Telephone Company Officers' Certificate for 6-3/8% Notes Due November 15, 2007, dated November 18,
                   1997, pursuant to Section 2.02(a) of the Indenture.

4-b Southwestern Bell Telephone Company Officers' Certificate for 7% Debentures Due November 15, 2027, dated November 18,
                   1997, pursuant to Section 2.02(a) of the Indenture.

4-c                Form of 6-3/8% Global Note Due November 15, 2007.

4-d                Form of 7% Global Debenture Due November 15, 2027.



                                              -2-
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                                           SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            Southwestern Bell Telephone Company



                                            /s/ Donald E. Kiernan
                                            ----------------------------
                                            Donald E. Kiernan
                                            Vice President


November 21, 1997

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                            DESCRIPTION
------                            -----------
1                  Underwriting Agreement, dated November 18, 1997, between
                   Southwestern Bell Telephone Company and Morgan Stanley & Co.
                   Incorporated, as representative of the several Underwriters named in Schedule II thereto.

4-a Southwestern Bell Telephone Company Officers' Certificate for 6-3/8% Notes Due November 15, 2007, dated November 18,
                   1997, pursuant to Section 2.02(a) of the Indenture.

4-b Southwestern Bell Telephone Company Officers' Certificate for 7% Debentures Due November 15, 2027, dated November 18,
                   1997, pursuant to Section 2.02(a) of the Indenture.

4-c                Form of 6-3/8% Global Note Due November 15, 2007.

4-d                Form of 7% Global Debenture Due November 15, 2027.